1000147843
1000147843
New Century
12/17/2004
$96,500.00
$0.00
$79,740.51
$590.47
3/14/2005
1882232
1882232
New Century
3/1/2005
$88,000.00
$0.00
$77,119.22
$735.25
3/29/2005
1884103
1884103
New Century
3/1/2005
$148,000.00
$0.00
$125,097.26
$1,233.00
3/14/2005
1933309
1933309
New Century
11/29/2004
$130,000.00
$0.00
$103,691.43
$967.58
3/8/2005
1971569
1971569
New Century
2/9/2005
$94,000.00
$0.00
$74,975.34
$689.92
2/25/2005
Bankruptcy Report
Date: 4/15/2005 12:02:07 PM Deal Number: SASCO 2005-NC1 Report As of: 3/30/2005
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Chapter
Filing Date
Current Value
Sr/Jr Lien Bal
Confirmation Date
Prepetition Due
Date
Current UPB
Plan Paid to Date
Post Petition Due
Date
End Date
Dismissal Date
Amount Last Paid Last Payment Date
Page 1 of 1 (5 records returned)
Bankruptcy Report
Date: 4/15/2005 12:02:07 PM Deal Number: SASCO 2005-NC1 Report As of: 3/30/2005
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Chapter
Filing Date
Current Value
Sr/Jr Lien Bal
Confirmation Date
Prepetition Due
Date
Current UPB
Plan Paid to Date
Post Petition Due
Date
End Date
Dismissal Date
Amount Last Paid Last Payment Date
Page 1 of 1 (5 records returned)